Exhibit 10.1

July 15, 2014

Mr. William C. Cobb
c/o H&R Block, Inc.
One H&R Block Way
Kansas City, Missouri 64105

Re:	Letter Agreement Regarding Modifications to Employment Agreement

Dear Mr. Cobb:
This letter agreement (this “Agreement”) sets forth our agreement to amend various provisions in that certain Employment Agreement by and among you, H&R Block Management, LLC, and H&R Block, Inc., dated as of April 27, 2011, as amended by that certain Letter Agreement dated as of January 4, 2013, (the “Employment Agreement”). Except as provided herein, this Agreement shall not alter the terms of the Employment Agreement. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Employment Agreement.
The parties to this Agreement hereby agree to amend the Employment Agreement as follows:

a.	The phrase “end upon the fifth anniversary hereof” in Section 2 shall be deleted and replaced with “end upon September 1, 2016.”

b.	The phrase “a maximum bonus equal to 175% of the target bonus” in Section 3(c) shall be deleted and replaced with “a maximum bonus equal to 200% of the target bonus.”

c.
The length of the term of the covenants set forth in Sections 6(b) (Non-Hiring), (c) (Non-Solicitation) and (d) (Non-competition), shall be increased to be during the Term and for a period of two years after your last day of employment.

d.
The following sentence shall be inserted at the end of Section 7(m): “To the extent future laws or applicable stock exchange listing standards require more expansive clawback provisions, such provisions shall be automatically incorporated into this Agreement and, to the extent more onerous, be deemed to supersede the current provisions of this Section 7(m).”

[The remainder of this page intentionally left blank. Signature page to follow.]

This Agreement may be executed in identical multiple counterparts, all of which taken together will constitute one and the same agreement.

Very truly yours,

H&R Block Management, LLC

By: /s/ Aileen M. Wilkins

Name: Aileen M. Wilkins
Title: Chief People Officer

H&R Block, Inc.

By:/s/ Aileen M. Wilkins

Name: Aileen M. Wilkins
Title: Chief People Officer

Acknowledged and agreed as of the date first set forth above:

/s/ William C. Cobb

William C. Cobb

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